UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 16, 2017

XOMA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-14710	52-2154066
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

XOMA Corporation

2910 Seventh Street

Berkeley, CA 94710

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (510) 204-7200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On March 16, 2017, XOMA Corporation issued a press release announcing its financial results for the quarter and the year ended December 31, 2016. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Number	Description of Document

99.1	Press release entitled “XOMA Reports Fourth Quarter and Full Year 2016 Financial Results” dated March 16, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 16, 2017	XOMA Corporation

	By:	/s/ Denis J. Quinlan
Denis J. Quinlan
Sr. Corporate Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

99.1	Press release entitled “XOMA Reports Fourth Quarter and Full Year 2016 Financial Results” dated March 16, 2017